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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Golden Oval Eggs, LLC
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	20-0422519 (I.R.S. Employer/Identification No.)
340 Dupont Avenue NE Renville, Minnesota (Address of principal executive offices)	56284 (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:    None

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.    ☐

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    ☒

        Securities Act registration statement file number to which this form relates:    None

        Securities to be registered pursuant to Section 12(g) of the Act:    Class A Units

Item 1.    Description of Registrant's Securities to be Registered.

        The description of the Class A Units is incorporated herein by reference to the Company's Registration Statement on Form S-4 (File No. 333-112533), as amended August 11, 2004.

Item 2.    Exhibits.

Number	Description
3.1	Certificate of Formation of Golden Oval Eggs, LLC*
3.2	Amended and Restated Limited Liability Company Agreement of Golden Oval Eggs, LLC*

*
Incorporated by reference from the Company's Registration Statement on Form S-4 (File No. 333-112533), as amended August 11, 2004.

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SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDEN OVAL EGGS, LLC
By:	/s/ Dana Persson Dana Persson President, Chief Executive Officer
Dated: December 29, 2004

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  Item 1. Description of Registrant's Securities to be Registered.
  Item 2. Exhibits.
SIGNATURE